UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 24, 2006

FIRSTBANK CORPORATION
(Exact Name of Registrant as Specified in Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-14209 (Commission File Number)	38-2633910 (IRS Employer Identification No.)

311 Woodworth Avenue Alma, Michigan (Address of principal executive office)	48801 (Zip Code)

Registrant’s telephone number,
including area code: (989) 463-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 2.02 Results of Operations and Financial Condition.

On January 24, 2006, Firstbank Corporation issued a press release announcing results for the fourth quarter and 2005 results. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Section 8.01 Other Events

        On January 24, 2006, Firstbank Corporation issued a press release announcing a $0.22 per share quarterly cash dividend to be paid March 16, 2006, to shareholders of record as of February 24, 2006. A copy of the press release is attached as Exhibit 99.2 to this Form 8.

Section 9.01 Financial Statements and Exhibits.

      (c)      Exhibit

99.1	Press Release dated January 24, 2006 regarding fourth quarter and 2005 results.

99.2	Press Release dated January 24, 2006 regarding first quarter cash dividend.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 24, 2006	FIRSTBANK CORPORATION (Registrant) By: /s/ Samuel G. Stone Samuel G. Stone Executive Vice President and CFO

EXHIBIT INDEX

99.1	Press Release dated January 24, 2006 regarding fourth quarter and 2005 results.

99.2	Press Release dated January 24, 2006 regarding first quarter cash dividend.